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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                October 25, 2006
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                                OPTIONABLE, INC.
             (Exact name of Registrant as specified in its charter)



       Delaware                          000-51837                52-2219407
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(State or other jurisdiction      (Commission File number)  (IRS Employer
of incorporation or organization)                            Identification No.)


  555 Pleasantville Road, South Building, Suite 110 Briarcliff Manor, NY 10150
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               (Address of principal executive offices) (Zip Code)

                                 (914) 773-1100
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              (Registrant's Telephone Number, Including Area Code)


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                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 Section 1--Registrant's Business and Operations

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2006, Optionable, Inc. issued a press release announcing its results of operations for the interim periods ended September 30, 2006. A copy of the press release is attached as Exhibit 99 to this report. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.   Title
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99            Press release issued by Optionable, Inc. on October 25, 2006




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                                                              SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                OPTIONABLE, INC.


Date: October 30, 2006                           By: /s/ Marc-Andre Boisseau
                                                         -----------------------
                                                         Marc-Andre Boisseau
                                                         Chief Financial Officer































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